UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588
 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on numerous assumptions and subject to risks and uncertainties (some of which are beyond our control), such as statements above regarding the Company’s strategy, growth opportunities, strategic initiatives and plans for share repurchases and dividends. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the forward-looking statements we furnish will not materialize or will vary significantly from actual results. Although the Company believes that these forward-looking statements are reasonable, it does not and cannot give any assurance that its beliefs and expectations will prove to be correct, and our actual results might differ materially from results suggested by any forward-looking statement in this document. Many factors could significantly affect the Company's operations and cause the Company's actual results to differ substantially from the Company's expectations. Those factors include, but are not limited to: (i) general business cycles and construction business conditions; (ii) customer acceptance of the Company's products; (iii) product liability claims, contractual liability, engineering and design liability and similar liabilities or claims, (iv) relationships with key customers; (v) materials and manufacturing costs; (vi) the financial condition of customers, competitors and suppliers; (vii) technological developments including software development; (viii) increased competition; (ix) changes in industry practices or regulations; (x) litigation risks and actions by activist shareholders, (xi) changes in capital and credit market conditions; (xii) governmental and business conditions in countries where the Company's products are manufactured and sold; (xiii) changes in trade regulations; (xiv) the effect of acquisition activity; (xv) changes in the Company's plans, strategies, objectives, expectations or intentions; and (xvi) other risks and uncertainties indicated from time to time in the Company's filings with the U.S. Securities and Exchange Commission including in the Company's most recent Annual Report on Form 10-K under the heading “Item 1A - Risk Factors.” Actual results might differ materially from results suggested by any forward-looking statements in this document. Except as required by law, the Company undertakes no obligation to publicly release any update or revision to these forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise. The information in this document speaks as of the date hereof and is subject to change. You are hereby advised to carefully read this Current Report on Form 8-K in conjunction with the important disclaimers set forth above prior to reaching any conclusion or making any investment decision about our securities. We further do not accept any responsibility for any projections or reports published by analysts, investors or other third parties.

Item 8.01 Other Events

In keeping with its strategy to return 50% of cash flows from operations to shareholders, on August 1, 2017, the Board of Directors (the “Board”) of Simpson Manufacturing Co., Inc. (the “Company”) increased and extended by $150 million its previous $125 million share repurchase authorization, which was originally a $50 million authorization. Pursuant to the updated authorization, the Company may repurchase from January 1, 2016 to December 31, 2018 up to $275 million of the Company’s common stock (the “Authorization”).

To facilitate share repurchases by establishing accelerated share repurchase programs (each, an “ASR Program”), the Company entered into with Wells Fargo Bank, N.A. (“Wells Fargo”) a Master Confirmation, dated September 14, 2015, and the following Supplemental Confirmations in connection with such Master Confirmation: (i) a Supplemental Confirmation, dated September 14, 2015, in relation to a $25 million ASR Program; (ii) a Supplemental Confirmation, dated August 24, 2016, in relation to a 50 million ASR Program; and (iii) a Supplemental Confirmation, dated June 2, 2017, in relation to a $20 million ASR Program (the “June 2017 ASR Program”). With respect to each ASR Program that the Company executed with Wells Fargo, the Company paid an initial purchase price and Wells Fargo made an initial delivery of shares of the Company’s common stock to the Company. At the completion of each ASR Program, the Company may be entitled to receive additional shares of its common stock from Wells Fargo, or, under certain circumstances, may be required to make a cash payment or, at the Company’s option, deliver shares to Wells Fargo. Wells Fargo and its affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and may continue to receive, customary fees and expenses.

The first two ASR Programs with Wells Fargo have been completed. Pursuant to the terms of the June 2017 ASR Program, the Company made an initial payment of $20.0 million to Wells Fargo, and Wells Fargo made an initial delivery of 425,000 shares of the Company’s common stock at an average price of $41.28 per share. Final settlement of the June 2017 ASR Program is expected to be completed by the end of the third quarter of 2017, although the settlement may be accelerated at Wells Fargo’s option to an earlier date after a specified minimum period. It is expected that the total number of repurchased shares under the June 2017 ASR Program will be determined based on the daily volume weighted average market price of the Company’s common stock during the term of the ASR Program, less a discount.

The Authorization is not expected to change the Company’s overall strategy. The Company has a strong cash position, which affords it the flexibility and capability to continue seeking growth opportunities and investing in long-term strategic initiatives to increase shareholder value, while still returning capital to shareholders. As of the date of this Current Report on Form 8-K and after taking into account final settlement of the June 2017 ASR Program, approximately $201.5 million remains available for share repurchases under the Authorization. The Company currently expects to continue to repurchase shares under the remaining balance of the Authorization, including entering into additional ASR Programs with Wells Fargo or other reputable intuitions and/or leveraging the Company’s existing credit facility to borrow in connection with share repurchases. Going forward, if considered appropriate by the Board, the Company may further update its capital allocation strategy, including changing the Authorization and/or its dividend practice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: August 1, 2017	By	/s/BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

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